Net Loss per Share	12 Months Ended
Dec. 31, 2013
Net Loss per Share

Note 4 Net Loss per Share

Basic EPS is computed by dividing net loss attributable to Intelsat S.A.’s common shareholders by the weighted average number of common shares outstanding during the periods.

In connection with the IPO in April 2013, we issued 22,222,222 common shares and 3,450,000 Series A Preferred shares at public offering prices of $18.00 and $50.00 per share, respectively. Prior to the consummation of the IPO, our former Class A Shares and Class B Shares were reclassified into a single class of common shares. In addition, immediately prior to the consummation of the IPO, an equivalent of a share split was effected by distributing common shares pro rata to existing holders of our common shares (see Note 1–Background of Company–Initial Public Offering). The effect of these reclassifications on outstanding shares, potentially dilutive shares and EPS has been retroactively applied to all periods presented.

In April 2013, the shareholders of Intelsat S.A. declared a $10.2 million dividend to be paid to holders of our Series A Preferred Shares in four installments through June 2014, in accordance with the terms of the Series A Preferred Shares. In 2013, we made payments of the first and second installments of the dividend totaling $1.51775 per share, reflecting dividends accrued during the period commencing on the date of Intelsat’s initial offering of preferred shares, April 23, 2013 and ending October 31, 2013. In January 2014, we announced a payment of the third installment of $0.71875 per share. The dividend was paid on February 3, 2014 to holders of record as of January 15, 2014.

The following table sets forth the computation of basic and diluted net loss per share attributable to Intelsat S.A.:

	(in thousands, except per share data or where otherwise noted)
	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2013
Numerator:
Net loss	$(435,265)	$(149,498)	$(251,993)
Net income (loss) attributable to noncontrolling interest	1,106	(1,639)	(3,687)

Net loss attributable to Intelsat S.A.	(434,159)	(151,137)	(255,680)
Less: Preferred Shares dividends declared	—	—	(10,196)

Net loss attributable to common shareholders	$(434,159)	$(151,137)	$(265,876)

Denominator:
Basic weighted average shares outstanding (in millions)	83.0	83.0	98.5

Basic and diluted net loss per common share attributable to Intelsat S.A.	$(5.23)	$(1.82)	$(2.70)

Due to net losses in each of the periods presented, there were no dilutive securities, and therefore, basic and diluted EPS were the same. The Company’s weighted average number of shares that could potentially dilute basic EPS in the future was 3.0 million, 2.9 million and 4.5 million (consisting of unvested common shares, restricted share units and options to purchase common shares) for the years ended December 31, 2011, 2012 and 2013, respectively. In addition, there were 9.6 million common shares resulting from the potential conversion of Series A Preferred Shares as of December 31, 2013, that could dilute EPS in future periods. There were 6.6 million weighted average common shares resulting from the potential conversion of Series A Preferred Shares for the year ended December 31, 2013, respectively, that could dilute basic EPS in future periods.